UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC.	56-2155481
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

1-3382	CAROLINA POWER & LIGHT COMPANY	56-0165465
d/b/a Progress Energy Carolinas, Inc.
410 S. Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01  Other Events.

    On February 22, 2012, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. made a filing with the North Carolina Utilities Commission (the “NCUC”) notifying the NCUC of its intent to file a second wholesale market power mitigation plan (the “Revised Mitigation Plan”) with the Federal Energy Regulatory Commission (the “FERC”) in connection with the proposed merger between Duke Energy Corporation and Progress Energy, Inc. The Revised Mitigation Plan is in response to the FERC’s December 14, 2011 order rejecting the initial mitigation plan proposed by the companies.

    The NCUC has up to 30 days to review the Revised Mitigation Plan before the companies may file the Revised Mitigation Plan with the FERC.

    An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)	EXHIBITS.

	99.1	Summary of second wholesale market power mitigation plan filing with the NCUC.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. and CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC.
Registrants

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary Progress Energy, Inc. Corporate Secretary Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.

Date:  February 22, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Summary of second wholesale market power mitigation plan filing with the NCUC.